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                Certification Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

Name of Issuer: American Skandia Trust

      In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his or her knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.



Date: August 26, 2003                       /s/ David R. Odenath
      ---------------                       --------------------
                                            David R. Odenath
                                            President and Principal
                                            Executive Officer

Date: August 26, 2003                       /s/ Grace C. Torres
      ---------------                       -------------------
                                            Grace C. Torres
                                            Treasurer and Principal Financial
                                            Officer